Exhibit 10.7

Execution Version

SIXTH AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

   This SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is dated as of March 7, 2019, and is entered into by and among HORIZON GLOBAL CORPORATION, a Delaware corporation (“Parent Borrower”), HORIZON GLOBAL AMERICAS INC., a Delaware corporation (“Horizon Americas”) (f/k/a Cequent Performance Products, Inc., a Delaware corporation and successor by merger with Cequent Consumer Products, Inc., an Ohio corporation), CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641 (“Cequent UK”), CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario (“Cequent Canada”, and together with Parent Borrower, Horizon Americas and Cequent UK, collectively, “Borrowers”), HORIZON GLOBAL COMPANY LLC, a Delaware limited liability company (“Horizon Global”), the other Persons party to this Amendment as Obligors, the financial institutions party to this Amendment as Lenders, and BANK OF AMERICA, N.A., a national banking association, in its capacity as agent for itself and the other Secured Parties (“Agent”).

   WHEREAS, the Borrowers, the other Obligors party hereto, the Agent and the Lenders have entered into that certain Amended and Restated Loan Agreement dated as of December 22, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

   WHEREAS, Parent Borrower, the other Obligors party thereto and Agent entered into that certain ABL Guarantee and Collateral Agreement dated as of June 30, 2015 (the “ABL Guarantee”) in order to secure the Obligations;

WHEREAS, certain Borrowers, Horizon International Holdings LLC, a Delaware limited liability company, Cequent UK, Cequent Canada, Cequent Nederland Holdings B.V., a company formed under the laws of the Netherlands, Cequent Mexico Holdings B.V., a company formed under the laws of the Netherlands, Cequent Sales Company de Mexico, S. de R.L. de C.V., a limited liability company formed under the laws of Mexico, Cequent Electrical Products de Mexico, S. de R.L. de C.V., a limited liability company formed under the laws of Mexico, and Agent entered into that certain Foreign Facility Guarantee and Collateral Agreement dated as of December 22, 2015 in order to secure the Foreign Facility Obligations; and

   WHEREAS, the Borrowers and the other Obligors have requested that the Agent and the Required Lenders agree to enter into certain amendments to and agreements regarding the Loan Agreement described below.

   NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

   Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO LOAN AGREEMENT

   On the Sixth Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

2.01    Accounts. The following definitions are added to Section 1 (in appropriate alphabetical order):

“ “New York Account” Account number 65502-01805 established at Bank of America for the account of Bank of America (Canada).

“Sixth Amendment” means that certain Sixth Amendment to this Agreement, dated as of March 7, 2019 among the Borrowers, the other Obligors party thereto, the Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means the “Sixth Amendment Effective Date” as set forth in the Sixth Amendment.

“Toronto Account” Account number 90083255 established at Bank of America Canada.” ”

2.02    Financial Covenant Trigger Period. The definition of “Financial Covenant Trigger Period” is hereby amended and restated in its entirety as follows:

“ “Financial Covenant Trigger Period” any period from and after March 14, 2019, (a) commencing on the day that an Event of Default occurs, or U.S. Availability is less than or equal to the lesser of (A) 10% of the U.S. Borrowing Base or (B) 10% of the aggregate amount of all U.S. Revolver Commitments, and (b) continuing until, during each of the preceding 30 consecutive days, no Event of Default has existed and U.S. Availability has been greater than the lesser of (A) 10% of the U.S. Borrowing Base or (B) 10% of the aggregate amount of all U.S. Revolver Commitments.”

2.03    Dominion Account. The first sentence of Section 5.6 is amended and restated in its entirety as follows:

“ The available amount in the Dominion Accounts of each Borrower as of the end of a Business Day shall be applied to the Obligations of the Obligor Group to which such Borrower belongs at the beginning of the next Business Day during any Dominion Trigger Period; provided that during any Dominion Trigger Period, Obligors shall cause all amounts in excess of $400,000 in the aggregate in the deposit accounts of Canadian Borrower (taken as a whole) to be wire transferred in immediately available funds no later than the Business Day after exceeding such threshold as follows: (i) to the extent such monies are in U.S. Dollars, to the New York Account, and (ii) to the extent such monies are in Canadian Dollars, to the Toronto Account. All such amounts shall be applied to the Canadian Facility

Obligations. Notwithstanding the foregoing, during the Senior Term Period, (i) the Obligors shall not have any obligation to deposit any proceeds of any Senior Term Loan into a Dominion Account or otherwise cause the same to be applied to the Obligations while any Dominion Trigger Period is in effect and (ii) so long as no Event of Default shall have occurred and be continuing, Agent shall not initiate a sweep of balances in (A) the operating account of Horizon Global Company LLC ending in ’89, (B) the account of Cequent UK Limited ending in ‘7981 or (C) the account of Cequent UK Limited ending in ‘2002.

2.04    Updated List of Bank Accounts. Section 10.1.15 is amended to add thereto a new clause (h) as follows:

“(h) Within five (5) Business Days following the Sixth Amendment Effective Date (or such later date as the Agent may consent in writing), Obligors shall furnish to Agent an executed officer’s certificate certifying and attaching a comprehensive list of deposit accounts and securities accounts of each Obligor substantially in the form of Schedule 3.03 of the Perfection Certificate.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

    Each Obligor hereby represents and warrants to each Lender and the Agent, as of the date hereof, as of the Sixth Amendment Effective Date, and at each time that the following representations and warranties are made or deemed to be made thereafter, as follows:

3.01    Authority. The execution, delivery and performance by such Obligor of each Loan Document described in Section 5.01 hereof, and the transactions contemplated hereby or thereby, have been duly authorized by all necessary action, and this Amendment is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.02    Representations and Warranties. Each representation and warranty of such Obligor in the Loan Documents is true and correct as of the date hereof, after giving effect to this Amendment (except for representations and warranties that expressly relate to an earlier date and except for the representations and warranties set forth in Section 9.1.4(d) {No Material Adverse Change} and Section 9.1.15(d) {Solvency} of the Loan Agreement).

3.03    Governmental Approvals; No Conflicts. The execution, delivery, and performance by such Obligor of the Loan Documents described in Section 5.01 hereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) consents, approvals, registrations, filings or actions the failure of which to obtain or perform could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Obligor or any

Subsidiary of any Obligor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Obligor or any Subsidiary of any Obligor or their assets, or give rise to a right thereunder to require any payment to be made by any Obligor or any Subsidiary of any Obligor, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not result in the creation or imposition of any Lien on any asset of any Obligor or any Subsidiary of any Obligor, except Liens created under the Loan Documents and Liens permitted by Section 10.2.2 of the Loan Agreement, and (e) do not require any acknowledgement, agreement or consent under any indenture, agreement or other instrument binding upon any Obligor or any Subsidiary of any Obligor or their assets, except for such acknowledgements, agreements and consents as have been obtained or made and are in full force and effect, and such acknowledgements, agreements or consents the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.

3.04    No Defaults. No Default or Event of Default has occurred and is continuing.

3.05    Beneficial Ownership Certification. As of the Sixth Amendment Effective Date, the information included in the Beneficial Ownership Certification (as defined in the Loan Agreement after giving effect to this Amendment), if applicable, is true and correct in all respects.

ARTICLE IV

CERTIFICATIONS AND AGREEMENTS

The Obligors hereby certify to Agent and Lenders that (a) the Second Amendment to Credit Agreement dated on or about the date hereof (the “Senior Term Loan Agreement Amendment”), by and among Parent Borrower, the lenders party thereto and Senior Term Loan Agent is not prohibited by Section 10.2.11 of the Loan Agreement, as amended by this Amendment, and (b) neither the execution or performance of this Amendment nor the incurrence of any Obligations by Obligors pursuant to the Loan Documents violates the Term Loan Documents or the Senior Term Loan Documents (as defined in the Loan Agreement after giving effect to this Amendment).

In consideration for the amendments to the Loan Agreement contemplated hereby and notwithstanding any terms to the contrary set forth in the Loan Agreement, each Borrower Group acknowledges and agrees that, from and after the Sixth Amendment Effective Date, (i) such Borrower Group shall only be entitled to request Extensions of Credit for the purpose of funding normal operating expenses and payables consistent with prior practices and shall not request any Extension of Credit to materially increase the cash holdings of the Borrower Group and in no event shall request any Extension of Credit if, after giving effect thereto and after deducting all checks in float, Borrower Group shall have more than $4,000,000 in cash on hand and (ii) each Lender and Issuing Bank shall have no duty or commitment to make any Extension of Credit other than Extensions of Credit requested as provided above and otherwise consistent with the terms and conditions of the Loan Agreement. For purposes of this paragraph, “Extension(s) of Credit” means, with respect to any Borrower Group, the advance of any Loan by any Lender or the issuance of any Letter of Credit by any Issuing Bank to such Borrower Group from and after the Sixth Amendment Effective Date. THE PARTIES HERETO AGREE THAT THE TERMS

OF THE SECOND PARAGRAPH OF ARTICLE IV OF THE FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF FEBRUARY 26, 2019 AMONG THE PARTIES HERETO SHALL BE DEEMED TO BE OF NO FURTHER FORCE OR EFFECT FROM AND AFTER THE SIXTH AMENDMENT EFFECTIVE DATE.

ARTICLE V

CONDITIONS PRECEDENT AND FURTHER ACTIONS

5.01    Conditions Precedent. This Amendment shall be deemed effective as of the date first set forth above when each of the following conditions precedent have been satisfied in form and substance satisfactory to the Agent and its counsel (such date, the “Sixth Amendment Effective Date”):

(a)    The Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Obligors, the Agent and the Required Lenders;

(b)    The Agent shall have received fully executed copies of Senior Term Loan Agreement Amendment, which extends the maturity date of the Senior Term Loan Debt to a date no earlier than March 14, 2019 and is otherwise on terms and conditions satisfactory to Agent and in full force and effect, and all conditions precedent to effectiveness set forth in the Senior Term Loan Agreement Amendment shall have been met or waived by the Senior Term Loan Agent and/or the lenders party in thereto accordance with the terms of the Senior Term Loan Documents.

(c)    Upon the reasonable request of any Lender made at least five days prior to the Sixth Amendment Effective Date, the Obligors shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with the AML Legislation, including, without limitation, the PATRIOT Act, in each case at least five days prior to the Sixth Amendment Effective Date;

(d)    At least five days prior to the Sixth Amendment Effective Date, any Obligor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Obligor; and

(e)    The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders providing their written consent to this Amendment, a sixth amendment fee equal to $30,000, which shall be shared by each consenting Lender in accordance with such consenting Lender’s ratable share of the outstanding Obligations owing to all consenting Lenders (which the Agent, in its discretion, may collect from Borrowers by charging the same as a Revolving Loan).

(f)    The Borrowers shall have paid all fees and expenses (provided that legal fees required to be paid as a condition precedent to the occurrence of the Sixth Amendment Effective Date shall be limited to such legal fees as to which Borrowers have received a summary invoice) owed to and/or incurred by the Agent in connection with this Amendment (which the Agent, in its discretion, may collect from Borrowers by charging the same as a Revolving Loan).

5.02    Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

ARTICLE VI

REAFFIRMATION

Each Obligor hereby (i) acknowledges and consents to this Amendment; (ii) reaffirms its obligations under the Guaranties, the Security Documents and the other Loan Documents; (iii) reaffirms the Liens granted by it pursuant to the Security Documents; and (iv) confirms that the Guaranties, the Security Documents and the other Loan Documents remain in full force and effect, without defense, offset or counterclaim. Although each Guarantor has been informed of the terms of the Amendment, such Guarantor hereby confirms that it understands and agrees that the Agent and the Lenders have no duty to so notify such Guarantor or any other guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transaction, past or future.

ARTICLE VII

MISCELLANEOUS

7.01    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, Secured Parties, and their respective successors and assigns. The successors and assigns of the Obligors include, without limitation, their respective receivers, trustees, and debtors-in-possession.

7.02    Further Assurances. Each Obligor party hereto hereby agrees from time to time, as and when requested by the Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment and the other Loan Documents.

7.03    Loan Document. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Loan Agreement.

7.04    Governing Law. THIS AMENDMENT AND, UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

7.05    Consent to Forum.

(a)    Forum. EACH OBLIGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING

IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A FINAL JUDGMENT IN ANY PROCEEDING OF ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

(b)    Other Jurisdictions. Nothing herein shall limit the right of Agent, any Security Trustee or any Lender to bring proceedings against any Obligor (other than a Mexican Domiciled Obligor) in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law (except with respect to service of process to Mexican Domiciled Obligors). Nothing in this Amendment shall be deemed to preclude enforcement by Agent or any Security Trustee of any judgment or order obtained in any forum or jurisdiction. Final judgment against an Obligor in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such Obligor is domiciled, by suit on the judgment.

(c)    Each Mexican Domiciled Obligor waives any right to any jurisdiction (other than as provided under Section 7.04 above and this Section 7.05) to which they may be entitled under Applicable Law, by reason of its present or future domicile, or otherwise, for the purposes of proceedings against or involving any of the Mexican Domiciled Obligors, and waives any objection to those courts on the ground of venue or forum non conveniens.

7.06    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

7.07    Entire Agreement. Time is of the essence of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

7.08    Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective on the Sixth Amendment Effective Date. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

7.09    Costs and Expenses. The Borrowers agree to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

7.10    Reference to and Effect upon the Loan Documents. The amendments and modifications described in this Amendment shall apply and be effective only with respect to the provisions of the Loan Agreement specifically identified in this Amendment. Except as expressly amended herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof, and are hereby ratified and confirmed. In each case except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

7.11    Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

Balance of Page Intentionally Left Blank

Signature Pages Follow

IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Amendment and the parties have delivered this Amendment, each as of the day and year first written above.

OBLIGORS:

HORIZON GLOBAL CORPORATION,

a Delaware corporation, as a U.S. Borrower, a U.S. Facility Guarantor, a U.S. Facility Obligor, a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor, a UK Facility Obligor and the Borrower Agent

By: /s/ Brian Whittman

Name: Brian Whittman

Title: Vice President, Finance

HORIZON GLOBAL AMERICAS INC.,

a Delaware corporation, as a U.S. Borrower, a U.S. Facility Guarantor, a U.S. Facility Obligor, a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Brian Whittman

Name: Brian Whittman

Title: Vice President, Finance

CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641, as UK Borrower, a UK Facility Obligor, a Canadian Facility Guarantor and a Canadian Facility Obligor

By: /s/ Jay Goldbaum

Name: Jay Goldbaum

Title: Director

CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario, as Canadian Borrower, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Jay Goldbaum

Name: Jay Goldbaum

Title: Vice President and Secretary

[Signatures continue on next page.]

[Sixth Amendment to Amended and Restated ABL Loan Agreement]

HORIZON GLOBAL COMPANY LLC,

a Delaware limited liability company, as a U.S. Facility Guarantor, a U.S. Facility Obligor, a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Brian Whittman

Name: Brian Whittman

Title: Vice President, Finance

HORIZON INTERNATIONAL HOLDINGS LLC,

a Delaware limited liability company, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor, a UK Facility Obligor, a U.S. Facility Guarantor and a U.S. Facility Obligor

By: /s/ Brian Whittman

Name: Brian Whittman

Title: Vice President, Finance

CEQUENT NEDERLAND HOLDINGS B.V.,

a company formed under the laws of the Netherlands, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Jay Goldbaum

Name: Jay Goldbaum

Title: Director

CEQUENT MEXICO HOLDINGS B.V.,

a company formed under the laws of the Netherlands, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Jay Goldbaum

Name: Jay Goldbaum

Title: Director

[Signatures continue on next page.]

[Sixth Amendment to Amended and Restated ABL Loan Agreement]

CEQUENT SALES COMPANY DE MEXICO, S. DE R.L. de C.V.,

a limited liability company formed under the laws of Mexico, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Jay Goldbaum

Name: Jay Goldbaum

Title: Vice President and Director

CEQUENT ELECTRICAL PRODUCTS DE MEXICO, S. DE R.L. de C.V.,

a limited liability company formed under the laws of Mexico, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Jay Goldbaum

Name: Jay Goldbaum

Title: Vice President and Director

[Signatures continue on next page.]

[Sixth Amendment to Amended and Restated ABL Loan Agreement]

AGENT AND REQUIRED LENDERS:

BANK OF AMERICA, N.A.,

as Agent, a U.S. Lender, a UK Lender and UK Swingline Lender

By: /s/ Robert J. Lund

Name: Robert J. Lund

Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender and Canadian Swingline Lender

By: /s/ Sylwia Durkiewicz

Name: Sylwia Durkiewicz

Title: Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as UK Security Trustee

By: /s/ Robert J. Lund

Name: Robert J. Lund

Title: Senior Vice President

[Signatures continue on next page.]

[Sixth Amendment to Amended and Restated ABL Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: /s/ Nykole Hanna

Name: Nykole Hanna

Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By: /s/ Trevor Tysick

Name: Trevor Tysick

Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, (London branch), as a UK Lender

By: /s/ N B Hogg

Name: N B Hogg

Title: Authorized Signatory

[Signatures continue on next page.]

[Sixth Amendment to Amended and Restated ABL Loan Agreement]

BANK OF MONTREAL, as a U.S. Lender and a UK Lender

By: /s/ Elizabeth Mitchell

Name: Elizabeth Mitchell

Title: Vice President

BANK OF MONTREAL, Toronto Branch, as a Canadian Lender

By: /s/ Helen Alvarez-Hernandez

Name: Helen Alvarez-Hernandez

Title: Managing Director

[Sixth Amendment to Amended and Restated ABL Loan Agreement]